Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated June 30, 2009
to Prospectus and Statement of Additional Information Dated February 1, 2009

Effective June 30, 2009, the Prospectus is updated to reflect a change in Portfolio Managers to Rydex|SGI Alpha Opportunity Fund. Christi Fletcher is the person primarily responsible for the fixed income and futures subaccounts of the Series. The Prospectus is further updated by deleting the section, "Portfolio Managers — Alpha Opportunity Fund — Steve Bowser," and replacing it with the following:

ALPHA OPPORTUNITY FUND

Christina Fletcher, Portfolio Manager of the Investment Manager, has co-managed Rydex|SGI Alpha Opportunity Fund and SBL Fund Series Z (Alpha Opportunity Series) since June 2009 and has managed Series C (Money Market Series) since August 2004. Prior to joining the Investment Manager in 2004, she was with Horizon Cash Management, LLC as a Portfolio Manager and Credit Analyst since 2000. From 1998 to 2000, Ms. Fletcher served as a Senior Money Market Trader for Scudder Investments. From 1996 to 1998, she served as a Securities Specialist for the State Teachers Retirement System, Ohio, and from 1995 to 1996, she served as a Custody Administrator for Investors Fiduciary Trust Company. Ms. Fletcher earned a Bachelor of Science degree in Finance from Southwest Missouri State University.

Effective June 30, 2009, the Statement of Additional Information is updated as follows:

In the "Directors and Officers" section, the chart is updated to remove references to Steven Bowser.

In "Portfolio Managers — Alpha Opportunity Fund," the section is updated to remove the reference to Steven Bowser, and the Alpha Opportunity Fund discussion is supplemented as follows:

Alpha Opportunity Fund  — Christina Fletcher is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of a portion of the Alpha Opportunity Fund (the other portions being managed by Mainstream and SGI). As of June 1, 2009, Ms. Fletcher beneficially owned no shares of Alpha Opportunity Fund.

In "Portfolio Managers — Other Accounts Managed by Portfolio Managers," the section is updated to remove the reference to Steven Bowser.

Please Retain This Supplement for Future Reference